UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           ---------------------------

                                   FORM 8-K/A2

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 13, 2006




                       SECURED DIGITAL APPLICATIONS, INC.
             (Exact name of registrant as specified in its charter)



          Delaware                      0-25658               84-1357927
   (State or other jurisdiction       (Commission           (IRS Employer
       of incorporation)              File Number)        Identification No.)




          Park 80 West, Plaza One, Saddle Brook, NJ 076633 (Address of
                        principal executive offices) (ZIP
                                      Code)


Registrant's telephone number, including area code:  (201) 843-0222
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4.01 - Changes in Registrant's Certifying Accountant

Effective with the conclusion of its audit of the financial statements for the year ended December 31, 2005, GHP Horwath, P.C., of Denver, Colorado, the company's independent registered public accountant firm will resign. Notice of GHP Horwath's intention to resign was received on April 7, 2005. The resignation is not expected to include Horwath Malaysia, a PCAOB registered firm in Kuala Lumpur that has provided local field work in connection with the audit of the Company's principal subsidiaries in Malaysia, which has indicated its intention to continue with the engagement.

During the past two years there has been no adverse opinion or disclaimer of opinion, or modification of opinion as to uncertainty, audit scope, or accounting principles, except for an explanatory paragraph describing the Company's restatement of its 2004 consolidated financial statements to reflect the correction of an error included in an amended 2004 Form 10KSB/A filed on April 10, 2006. Additionally, the Company's amended 2005 Form 10KSB/A filed on April 20, 2006 included an explanatory paragraph describing the Company's correction of its accounting for preferred stock of a subsidiary, a convertible term note and related warrants in the first, second, and third quarters of 2005. During the past two fiscal years and subsequent interim periods through the date of this Form 8-K/A, there were no disagreements with GHP Horwath, on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which disagreement, if not resolved to the satisfaction of GHP Horwath, P.C. would have caused it to make reference to the subject matter of the disagreements in connection with its report.


The Company has not engaged a replacement independent public accounting firm as of the date of this report.

ITEM 9.01 Financial Statements and Exhibits.

(a)  Financial statements of business acquired.

       Not applicable.

(b)  Pro forma financial information.

       Not applicable.

(c)  Exhibits.

Exhibit No.             Description
--------------------------------------------------------------------------------
Exhibit 16.1            Letter of GHP Horwath, P.C.


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
                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    SECURED DIGITAL APPLICATIONS, INC.



                                    By: /s/ Patrick Soon-Hock Lim
                                    -----------------------------
                                    Name:  Patrick Soon-Hock Lim
                                    Title: Chairman & Chief Executive Officer


Date:  April 20, 2006



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